UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
September 25, 2006



Exact name of registrant as specified in its charter; Commission File No.:
Duquesne Light Holdings, Inc.
1-10290
Address of principal executive offices; zip code; registrant's telephone number, including area code:
411 Seventh Avenue
Pittsburgh, PA  15219
412-393-6000
State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:
Pennsylvania
25-1598483

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act    (17 CFR 240.14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act    (17 CFR 240.13e-4(c))


Item 1.01.	Entry into a Material Definitive Agreement.


On September 25, 2006, Duquesne Light Holdings, Inc., increased the cash components of the compensation for the non-employee members of its Board of Directors. The annual retainer was increased from $24,000 to $30,000; the Board/committee meeting attendance fee was increased from $1,000 to $1,500; and a new $3,000 annual cash retainer for the Audit Committee Chair was instituted. These revisions will be retroactively effective as of May 25, 2006, the date of the annual meeting. The equity-based compensation components, which are set forth in the Duquesne Light Holdings proxy statement filed on April 28, 2006, were left unchanged.




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.
(Registrant)

	    /s/Mark E. Kaplan
		(Signature)
		Mark E. Kaplan
	Senior Vice President and
	Chief Financial Officer

Date:	September 26, 2006